UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Capital Senior Living Corporation

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Investor Presentation: The Right Path Forward for CSU October 2021Investor Presentation: The Right Path Forward for CSU October 2021

Table of Contents Executive Summary I 3 Overview of the Amended Strategic Investment from Conversant and Proposed II 9 Rights Offering The Right Amount of Capital, Priced Appropriately, at the Right Time III 16 A Sound Strategic Alternatives Process IV 21 Ortelius’ Campaign V 33 2Table of Contents Executive Summary I 3 Overview of the Amended Strategic Investment from Conversant and Proposed II 9 Rights Offering The Right Amount of Capital, Priced Appropriately, at the Right Time III 16 A Sound Strategic Alternatives Process IV 21 Ortelius’ Campaign V 33 2

Executive Summary 3

Executive Summary

1. CSU has an **urgent need for new capital** to meet its immediate working capital and liquidity needs, address its **"going concern[1]"** issues and fund future value creation. A failure to approve the Amended Transactions will leave the Company with insufficient cash to meet its near-term financial obligations and will put **the survival of the Company in jeopardy**

2. This is the right path forward for the Company and is the result of a **well-conducted process**. CSU has a highly-qualified Board with extensive relevant experience that, in conjunction with Morgan Stanley, thoroughly evaluated a broad scope of potential strategic and financing alternatives, including a sale of the whole Company and individual communities, over the course of multiple years. Ultimately there **was, and is still, only one actionable deal on the table**

3. The Amended Transactions are the result of extensive **shareholder engagement** which led to two of CSU's largest shareholders participating, a structure that **increases alignment** with the existing shareholder base through an enhanced rights offering and a smaller convertible preferred stock component, and **greater certainty** of the amount of capital raised

4. Ortelius Advisors' campaign has misconstrued the financial position of the Company and ignored the realities of the process that was conducted. Importantly, neither Ortelius nor any other party has articulated any actionable terms – they have only provided **hypothetical and conditional alternatives**. Most recently, from Sept 23-Oct 1, 2021, the Company **repeatedly attempted to engage** with Ortelius around the Amended Transactions – **and they refused**

1) "Substantial doubt about an entity's ability to continue as a going concern exists when conditions and events, considered in the aggregate, indicate that it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). https://www.aicpa.org/research/standards/auditattest/downloadabledocuments/au-c-09570.pdf

4

CSU: A Leading Operator of Seniors Housing and Services

68 Communities **60 Owned** **8 Managed**	**6,000+** Residents Served	**30+** Year History	**77.8%** YTD 2021 Avg Occupancy[3] 60 owned communities	**3,200+** Employees

6,881 Units
18 States



15+ Communities
5 - 14 Communities
< 5 Communities
68 Communities
Managed
Owned

Attractive Markets and Resident Demographic[1,2]



Texas 23%
Ohio 22%
Indiana 16%
Wisconsin 10%
Other 29%

Attractive Private Pay Focus[1]



Private Pay 92%
Medicaid 8%

Balanced Unit Mix Supports Target Market Profile[1]



50%
38%
12%
Assisted Living
Independent Living
Memory Care

[1]Data for 60 Owned Communities
[2]Based on full Year 2020 Revenue
[3]YTD through 6/30/21

See Forwarding Looking Statements Disclaimer 5

How We Got Here (1) Long-Standing Senior Housing Industry Challenges • The senior housing industry has experienced long-standing Construction Starts, Primary Markets challenges which strained operating fundamentals: 18,000 • Significant new supply growth which decreased 15,000 occupancy levels across the sector 12,000 9,000 • Rate pressures resulting from the new supply and 6,000 associated escalation in competition 3,000 0 • Higher operating expenses, including significant wage pressures, which led to sizable deterioration of margins Majority IL Majority AL • The Company initiated a performance improvement plan in (2) Deteriorating Performance Within Capital Senior Living’s Portfolio 2019, which began to take hold in Q1 ‘20 Industry challenges caused a decline in performance leading into COVID-19, which was then exacerbated by the pandemic’s impact • The onset of the COVID-19 pandemic caused operating Owned Total Portfolio Communities conditions to worsen, which further pressured occupancy and 90.0% 50.0% inflationary expense growth 85.0% 40.0% • Impacts to the Company’s operations were exacerbated by the 80.0% 30.0% Company’s leverage, underwater leases and limited liquidity to invest in the assets 75.0% 20.0% • The combination of these factors resulted in a period of 70.0% 10.0% sustained decline in the Company’s financial performance 2016 2017 2018 2019 2020 2021 Occupancy (Left Axis) NOI Margin (Right Axis) (1) Per NIC (2) Represents quarterly occupancy and NOI margins for the Company’s total portfolio from Q1 2016 through Q2 2020, and for the Company’s owned communities from Q3 2020 through Q2 2021 See Forward Looking Statements Disclaimer 6How We Got Here (1) Long-Standing Senior Housing Industry Challenges • The senior housing industry has experienced long-standing Construction Starts, Primary Markets challenges which strained operating fundamentals: 18,000 • Significant new supply growth which decreased 15,000 occupancy levels across the sector 12,000 9,000 • Rate pressures resulting from the new supply and 6,000 associated escalation in competition 3,000 0 • Higher operating expenses, including significant wage pressures, which led to sizable deterioration of margins Majority IL Majority AL • The Company initiated a performance improvement plan in (2) Deteriorating Performance Within Capital Senior Living’s Portfolio 2019, which began to take hold in Q1 ‘20 Industry challenges caused a decline in performance leading into COVID-19, which was then exacerbated by the pandemic’s impact • The onset of the COVID-19 pandemic caused operating Owned Total Portfolio Communities conditions to worsen, which further pressured occupancy and 90.0% 50.0% inflationary expense growth 85.0% 40.0% • Impacts to the Company’s operations were exacerbated by the 80.0% 30.0% Company’s leverage, underwater leases and limited liquidity to invest in the assets 75.0% 20.0% • The combination of these factors resulted in a period of 70.0% 10.0% sustained decline in the Company’s financial performance 2016 2017 2018 2019 2020 2021 Occupancy (Left Axis) NOI Margin (Right Axis) (1) Per NIC (2) Represents quarterly occupancy and NOI margins for the Company’s total portfolio from Q1 2016 through Q2 2020, and for the Company’s owned communities from Q3 2020 through Q2 2021 See Forward Looking Statements Disclaimer 6

Strategic Actions Undertaken Since 2018 Capital Senior Living took a range of aggressive and significant steps aimed at right-sizing the portfolio, improving operational and financial performance, and repositioning the business for long-term success New Senior Leadership Team CEO, COO, Chief Revenue Officer and others Revamped Operating Strategy To improve operating performance and focus on highest performing owned assets in core markets Refinanced Assets Identified 19 communities with near term maturities with attractive operating metrics and raised an additional $20 million in cash to fund ongoing operating needs by refinancing the debt through a Master Credit Facility Exited All Triple Net Leases Resulting in $46.8 million of estimated annual cash flow savings Stabilized Balance Sheet / Reduced Liabilities Transitioned ownership of 18 over-levered communities to lender, resulting in $11.3 million of estimated annual cash flow savings Sold Five Assets Sold underperforming assets and exited non-core markets, resulting in $29.5 million of additional proceeds Reduced Overheard and Streamlined Operations Resulting in ~17% decline in G&A through July, excluding benefits claims and one-time transaction costs Early actions resulted in outperformance relative to peers, but were not able to overcome sector-wide and pandemic-related challenges 7Strategic Actions Undertaken Since 2018 Capital Senior Living took a range of aggressive and significant steps aimed at right-sizing the portfolio, improving operational and financial performance, and repositioning the business for long-term success New Senior Leadership Team CEO, COO, Chief Revenue Officer and others Revamped Operating Strategy To improve operating performance and focus on highest performing owned assets in core markets Refinanced Assets Identified 19 communities with near term maturities with attractive operating metrics and raised an additional $20 million in cash to fund ongoing operating needs by refinancing the debt through a Master Credit Facility Exited All Triple Net Leases Resulting in $46.8 million of estimated annual cash flow savings Stabilized Balance Sheet / Reduced Liabilities Transitioned ownership of 18 over-levered communities to lender, resulting in $11.3 million of estimated annual cash flow savings Sold Five Assets Sold underperforming assets and exited non-core markets, resulting in $29.5 million of additional proceeds Reduced Overheard and Streamlined Operations Resulting in ~17% decline in G&A through July, excluding benefits claims and one-time transaction costs Early actions resulted in outperformance relative to peers, but were not able to overcome sector-wide and pandemic-related challenges 7

The Industry Outlook is Improving – But Remains Challenged • The senior housing sector has likely passed the lowest point of the COVID-19 pandemic – but the crisis is NOT behind us • The industry operating environment has changed but not improved. The Delta variant has contributed to significant labor shortages, wage pressure, and high costs of replacement staffing, all of which affect 60% of the Company's cost structure • Additional across-the-board inflation and tighter credit terms create even more pronounced working capital challenges • Our business still requires a significant runway with sufficient capital to ensure that we can continue as a going concern – and have a chance at a meaningful recovery “A lack of interested or qualified candidates and unemployment benefits discouraging people were cited as the two biggest obstacles for “The bottom line is that, hiring new staff, the survey also given the wide circulation found. Other obstacles of the delta variant, the included the current financial senior living industry situation/lack of funding to should not slow down offer more competitive its efforts against Covid- wages, vaccination 19 or declare victory...” requirements and fear of contracting COVID-19.” 9/23/2021 7/26/2021 1 2 (1) https://www.mcknights.com/news/just-1-of-nursing-homes-are-fully-staffed/ Emphasis added. (2) https://seniorhousingnews.com/2021/07/26/the-risk-is-significant-delta-variant-threatens-senior-living-industrys-covid-19-recovery/. Emphasis added. 8The Industry Outlook is Improving – But Remains Challenged • The senior housing sector has likely passed the lowest point of the COVID-19 pandemic – but the crisis is NOT behind us • The industry operating environment has changed but not improved. The Delta variant has contributed to significant labor shortages, wage pressure, and high costs of replacement staffing, all of which affect 60% of the Company's cost structure • Additional across-the-board inflation and tighter credit terms create even more pronounced working capital challenges • Our business still requires a significant runway with sufficient capital to ensure that we can continue as a going concern – and have a chance at a meaningful recovery “A lack of interested or qualified candidates and unemployment benefits discouraging people were cited as the two biggest obstacles for “The bottom line is that, hiring new staff, the survey also given the wide circulation found. Other obstacles of the delta variant, the included the current financial senior living industry situation/lack of funding to should not slow down offer more competitive its efforts against Covid- wages, vaccination 19 or declare victory...” requirements and fear of contracting COVID-19.” 9/23/2021 7/26/2021 1 2 (1) https://www.mcknights.com/news/just-1-of-nursing-homes-are-fully-staffed/ Emphasis added. (2) https://seniorhousingnews.com/2021/07/26/the-risk-is-significant-delta-variant-threatens-senior-living-industrys-covid-19-recovery/. Emphasis added. 8

Overview of the Amended Strategic Investment from Conversant and Proposed Rights Offering 9Overview of the Amended Strategic Investment from Conversant and Proposed Rights Offering 9

The Amended Transactions are the best path forward and make strong strategic and financial sense for the Company 10

Amended Transactions Summary

Capital SENIOR LIVING

Investment Summary	• $154.8 million capital raise through the $82.5 million private placement of convertible and common stock to Conversant Capital ("Conversant") and a $72.3 million common stock rights offering to existing shareholders • Incremental $25 million accordion from Conversant available to fund future investments, subject to certain conditions [(1)]
Private Placement	• $41.25 million private placement of newly designated Series A Convertible Preferred Stock issued to Conversant – Convertible into common shares of the Company at a conversion price of $40.00 per share – Dividend rate of 11%; payable in cash or payment-in-kind (PIK) at the Company's election • $41.25 million private placement of common stock issued to Conversant – Purchase price of $25.00 per share • Approximately 1 million warrants issued to Conversant with a strike price of $40.00 per share and 5-year duration
Rights Offering	• $72.3 million rights offering of common stock to existing shareholders at $30.00 per share • Silk Partners has committed to purchasing 100% of its pro rata share and Arbiter Partners ("Arbiter") has committed to purchasing at least $5 million in the rights offering • Conversant and Arbiter have committed to backstop the rights offering through additional purchases of common stock at the subscription price [(2)], which together with Silk Partners and Arbiter's participating commitments, guarantees that the Company raises the full amount of proceeds
Other	• Silk Partners, Arbiter and CEO Kim Lody, who collectively own 32% of the outstanding common stock, have agreed to vote in favor of the Amended Transactions • Conversant will appoint 4 directors, one whom must be independent, and Silk will appoint 2 directors to a 9-person board [(3)] • Amended Transactions subject to Company stockholder approval and the satisfaction of certain other closing conditions • Expected to close in the fourth quarter of 2021 (subject to receipt of approvals)

(1) Accordion to be funded via preferred stock
(2) Backstop fee equal to approximately 192,000 shares of common stock paid to the backstop participants pro rata based on their backstop commitment amount
(3) Conversant will have the right to appoint a fifth board member if the convertible preferred is not repaid in 42 months (or otherwise converted) and Conversant holds greater than 50% of the Company's equity on an as-converted basis at the time

See Forwarding Looking Statements Disclaimer 11

Benefits of the Amended Transactions

Capital Senior Living

Significantly Improved Terms and Structure Enhance Alignment with Shareholders

	Prior Transaction Terms	Revised Transaction Terms
1 **Certainty of Proceeds** Fully backstopped rights offering by Conversant and Arbiter along with the commitment from Arbiter and Silk Partners to participate in the rights offering provides certainty of total capital raise	• $125 million to $152.5 million [1]	• $154.8 million [1]
2 **Introduction of Common Equity PIPE** Half of Conversant's private placement via common equity provides for less convertible preferred stock and more alignment with existing shareholders	• None	• $41.25 million total issuance
3 **Rights Offering Backstopped with Common Equity** Conversant and Arbiter have agreed to backstop unsubscribed rights in the form of common equity purchased at the subscription price, and Silk Partners and Arbiter have agreed to participate in the rights offering which, together with the backstop, guaranteed the full amount of proceeds	• $32.00 subscription price • Partially backstopped by convertible preferred	• $30.00 subscription price • Backstopped by common equity • Full amount of proceeds guaranteed
4 **Smaller Convertible Preferred with Improved Terms** Smaller convertible preferred stock component with a fixed dividend of 11% and more favorable conversion rights	• $82.5 million total issuance • 11% to 15% rate • Forced conversion right at Month 60	• $41.25 million total issuance • 11% rate • Forced conversion right at Month 42
5 **Significant Shift in New Capital Raised Towards Common Equity** Pursuant to the Amended Transactions, under all circumstances more of the capital raised will be common and less will be preferred	• Common equity: $0 to $70 million • Convertible preferred: $82.5 to $125 million	• Common equity: $113.5 million • Convertible preferred: $41.25 million

(1) Represents initial capital raise exclusive of incremental $25 million accordion
(2) Conversant will have the right to appoint a fifth board member if the convertible preferred is not repaid in 42 months (or otherwise converted) and Conversant holds greater than 50% of the Company's equity on an as-converted basis at the time

12

Pro Forma Capital Structure

The Amended Transactions significantly enhance the capital structure and position the Company for future growth



Pro Forma Capital Structure ($MM)
745
72
673
90%
Net Debt / Enterprise Value
745
172
41
532
71%
Net Debt / Enterprise Value
Current (1)
Pro Forma (1)(2)
Net Debt
Convertible Preferred
Common Equity

- The Amended Transactions represent a major step in rightsizing the Company's capital structure
- The Company is currently highly levered (90% Net Debt / Enterprise Value) and faces significant near-term maturities
- Pro forma for the transactions, leverage, while still high, will be reduced to a more sustainable level, providing significant benefits:
  - Immediately addresses going concern issues
  - Adequately capitalizes the company to navigate an uncertain post-COVID operating environment
  - Increases market capitalization and enhances liquidity for common shareholders
  - Creates a path to a sustainable long-term capital structure that is necessary to attract future equity

(1) Current equity and enterprise value based on share price as of 10/4/21 and balance sheet data as of 6/30/21. Debt includes mortgage notes payable and excludes $112.7MM of debt associated with 9 communities in process of transfer to Fannie Mae
(2) Pro forma capital structure immediately post-closing, adjusted for ~$141MM of net proceeds from the Amended Transactions (inclusive of $14MM of estimated transaction costs)

See Forwarding Looking Statements Disclaimer 13

Rights Offering Allows for Meaningful Shareholder Participation

Capital Senior Living

Common Shareholders Have the Opportunity to Join Deal and Retain Controlling Ownership

- ✓ For each share currently owned, common shareholders have the right to purchase 1.1 shares at a purchase price of $30.00 per share
- ✓ Raises approximately $72.3 million of incremental common equity proceeds, and if MOSTLY or FULLY subscribed, **existing common holders retain majority ownership**
- ✓ The Company's two largest shareholders commit to participating in the rights offering – Silk committed to purchasing 100% of its pro rata share and Arbiter committed to purchasing at least $5 million
- ✓ Backstop provided by Conversant and Arbiter through the purchase of additional common equity at the subscription price, together with participation commitments of Silk and Arbiter, provides for **certainty of proceeds** ($154.8 million)
- ✓ Rights offering is a **critical** component of the transaction structure **strongly advocated for and negotiated by your Board**
- ✓ CSU Board successfully sought best possible terms for common shareholders throughout extensive negotiation process
  - Initial Investor Proposal: 15% rate (regardless of rights offering participation); FULL backstop with convertible preferred; over-subscription unaddressed
  - Initial Transaction Agreement: 11% rate if fully subscribed (up to 15% at lower subscription levels); PARTIAL backstop with convertible preferred; rights for over-subscription
  - Final Transaction Agreement: 11% rate (REGARDLESS of rights offering participation); backstop in COMMON EQUITY; rights for over-subscription

Rights offering provides common shareholders the ability to participate and retain majority ownership

14

Strategic Rationale For the Size and Structure of Transactions See Forwarding Looking Statements Disclaimer 15Strategic Rationale For the Size and Structure of Transactions See Forwarding Looking Statements Disclaimer 15

The Right Amount of Capital, Priced Appropriately, at the Right Time 16The Right Amount of Capital, Priced Appropriately, at the Right Time 16

This is the level of capital the Company needs, it is appropriately priced given the existential risks to the business and it has to be now 17

Why Does CSU Need New Capital NOW?

Capital SENIOR LIVING

Immediate Working Capital and Liquidity Needs

- CSU's liquidity position has declined significantly over recent years; **without new capital, we cannot fund our near-term cash needs**

Do we have other sources of immediate liquidity? NO.

- ✖ Low cash balance of $15 million as of 6/30/21, with ~$5 million attributable to accounts for managed assets. Absent one-time CARES Act cash grants of $16.8 million, cash balance would be at or near zero
- ✖ High leverage of encumbered assets precludes more borrowing
- ✖ Working capital already stretched to limit with large deficit
- ✖ No unencumbered assets

Do we have urgent, immediate capital needs? YES.

- Fund operating cash flow deficits until we achieve breakeven
- Overdue payables must immediately be addressed
- Near-term debt maturities requiring at least partial paydown
- Improve credit to deal with recourse debt (i.e., deleverage, demonstrate access to capital and path to recovery over next 12-18 months)
- Property maintenance and investments necessary to compete and continue recovery

Urgent Liquidity Needs...

Liquidity deterioration began prior to COVID and has accelerated since

Cash Balance	$44MM June 2016	$24MM Dec. 2019	$15MM June 2021
Working Capital Deficit (1)	$24MM June 2016	$39MM Dec. 2019	$52MM June 2021
Cumulative Free Cash Flow (2)	+$10.0MM 2H'16 - 2017	-$0.3MM 2018 - 2019	-$20.1MM 2020 – 2H'21

...but More Debt is NOT an Option

91% Debt to Total Market Capitalization (3)(4)	**76.0x** Debt to Adj. EBITDAR (LQA) (4)(5)	**0.2x** Interest Coverage Ratio (LQA) (6)

(1) Working Capital Deficit represents current assets (excluding cash) less current liabilities (excluding current portion of lease / debt obligations)
(2) Free Cash Flow represents net cash provided by operating activities minus capital expenditures
(3) Based on total market capitalization as of 10/4/21
(4) Debt represents mortgage notes payable and excludes $112.7MM of debt associated with 9 communities in process of transfer to Fannie Mae
(5) Ratio utilizes last quarter annualized Adjusted EBITDAR excluding COVID-19 impact
(6) Ratio utilizes last quarter annualized Adjusted EBITDAR excluding COVID-19 impact and last quarter annualized interest expense

18

Why Does CSU Need THIS MUCH New Capital?

- **Total deal sized** to cover necessary near-term needs and provide sufficient financial flexibility to emerge from COVID-19 in a position of strength
- **Revised transaction structure** provides us certainty of proceeds with a smaller portion in the form of convertible preferred equity



($MM)
154.8
125.0
100.0
75.0
50.0
25.0
0.0
$154.8MM Gross Proceeds
$140.8MM Net Proceeds (1)
$41.25MM Preferred Equity
$15
$15
$20
$55
$20
$15
$140
Capital buffer, to be used for accretive growth investments, or as contingency in a prolonged recovery scenario
Preferred only represents portion of the near-term critical uses
Common Equity (Rights Offering & Private Placement)
$113.5MM
Private Placement Preferred Equity
Interim Working Capital
Normalize NWC Deficit
Near-Term Operating Deficit
Near-Term Debt Equity Injection
Required Portfolio Investments
Total Identifiable Near-Term Critical Uses
1 Immediate needs for operating deficits through year-end
2 Reset net working capital deficit to normalized sustainable levels
3 Fund operating deficits until achieve cash flow breakeven
4 Required paydown of near-term debt maturities and creation of unencumbered borrowing facility
5 Identified high priority projects in current portfolio required to compete and sustain recovery

All amounts are estimates as of June 30, 2021.
1) Gross proceeds of $154.8MM less $14MM of estimated transaction costs

19

CSU Needs Significant Capital to Maintain Current Positive Momentum

- COVID-19 pandemic has had a material impact on senior housing operations throughout the industry
- Capital Senior Living continues to outperform peers in this challenging environment, with a less pronounced occupancy decline through the trough in February 2021, and meaningfully faster recovery thereafter
- **However, without the capital from the impending Amended Transactions, we do not expect this current positive trajectory can be maintained due to insufficient cash to meet near-term financial obligations, including debt, working capital, and necessary capital expenditures**

Capital Senior Living End-of-Period Spot Occupancy vs. Average Occupancy



Quarterly - Pre-Pandemic
85.7%
85.0%
84.5%
84.4%
Q1 '19 Q2 '19 Q3 '19 Q4 '19
Quarterly - Pandemic
83.7%
82.9%
81.5%
80.6%
79.3%
78.6%
77.4%
76.5%
Q1 '20 Q2 '20 Q3 '20 Q4 '20
Monthly - Post-Pandemic
75.8%
75.7%
75.3%
75.3%
75.5%
76.7%
76.9%
78.5%
78.2%
79.3%
79.1%
80.9%
80.4%
81.8%
81.2%
82.3%
Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21
Average Occupancy
End of Period Spot Occupancy

(1) Occupancy for 60 owned pro-forma communities

20

A Sound Strategic Alternatives Process 21A Sound Strategic Alternatives Process 21

The Amended Transactions are the result of a well-conducted process that reflects shareholder input 22The Amended Transactions are the result of a well-conducted process that reflects shareholder input 22

A Board of Directors with Highly Relevant and Diversified Expertise

Capital Senior Living



Philip Brooks

Principal investor & managing partner for Select Living LLC & portfolio advisor to NRV

- ✓ *Chairman of Nominating and Corporate Governance Committee*
- ✓ *Audit Committee Member*
- ✓ *Independent Director*



Ed Grier

Dean of the Virginia Commonwealth University School of Business

- ✓ *Chairman of Compensation Committee*
- ✓ *Audit Committee Member*
- ✓ *Independent Director*



E. Rodney Hornbake, M.D.

Consultant to various hospitals, medical groups and law firms across the country

- ✓ *Vice Chairman of Nominating and Corporate Governance Committee*
- ✓ *Independent Director*



Jill Krueger

President and CEO of Symbria, Inc.

- ✓ *Chairman of Audit Committee*
- ✓ *Audit Committee Financial Expert*
- ✓ *Compensation Committee Member*
- ✓ *Independent Director*



Ross Levin

Principal and Director of Research for Arbiter Partners Capital Management

- ✓ *Audit Committee Member*
- ✓ *Nominating and Corporate Governance Committee Member*
- ✓ *Independent Director*



Kimberly Lody

CEO and President of the Company



Steven Plochocki

Former CEO of Quality Systems, Inc. (now NextGen Healthcare, Inc.)

- ✓ *Nominating and Corporate Governance Committee Member*
- ✓ *Compensation Committee Member*
- ✓ *Independent Director*



Michael Reid

Managing partner at Resolution Real Estate Partners

- ✓ *Chairman of Board of Directors*
- ✓ *Independent Director*

Transaction Committee

23

The Transaction Committee: the Right Markets and Sector Experience

- In July 2019, the Board formed a Transaction Committee to lead the exploration of capital raising and financing alternatives
- These individuals were chosen for their range of experience in the senior housing, real estate and financial sectors – with a particular focus on:
  - ✓ **Turnaround strategies**
  - ✓ **Capital markets**
  - ✓ **Credit investing**
  - ✓ **Shareholder perspective**



Philip Brooks | Principal investor and managing partner for Select Living, LLC and portfolio advisor to VC firm NRV

- ✓ *More than 32 years of experience as a financier and investor, credit manager, and product/policy analyst*
- ✓ *Extended focus on seniors housing and healthcare; has provided $5 billion of operating and property capital for this sector*
- ✓ *Previously served as SVP of Loan Production for Walker & Dunlop, LLC and in same position at CW Capital, a mortgage finance company*
- ✓ *Served in various senior executive positions with Berkadia Commercial Mortgage, LLC, a national mortgage bank, and GMAC Commercial Mortgage*



Ross Levin | Principal and Director of Research for Arbiter Partners Capital Management

- ✓ *A principal of the Company's second largest shareholder*
- ✓ *Chartered Financial Analyst who serves as Director of Research for Arbiter Partners Capital Management*
- ✓ *Current board member of Stereotaxis Inc, a global leader in innovative robotic technologies designed to enhance the treatment of arrhythmias.*
- ✓ *Previously served as a board member of Mood Media Corporation, American Community Properties Trust and Presidential Life Corporation*
- ✓ *Though he was highly involved in the strategic process and initial deal with Conversant, Mr. Levin recused himself from the Amended Transactions given Arbiter's participation in the backstop*



Kimberly Lody | CEO & President of Company

- ✓ *Over 26 years of senior management experience in a variety of clinical and commercial health care settings, including health insurance, durable medical equipment, home healthcare, infusion therapy, respiratory therapy, specialty pharmaceuticals, and medical devices*
- ✓ *Primary focus and expertise has been in developing and executing strategic growth initiatives, including business development, revenue cycle enhancement, sales performance management, M&A activities, and branding and communications*



Michael Reid | Managing partner at Resolution Real Estate Partners

- ✓ *Nearly 36 years of investment banking and real estate experience, including heading Lehman Brothers REIT equity practice for nine years as Managing Director in the Global Real Estate Department where he was responsible for developing and implementing the business strategy for its REIT equity underwriting business*
- ✓ *Also served as Chief Operating Officer at SL Green Realty Corp. from 2001-2004, where some of his responsibilities included strategic planning, finance and reporting, capital markets, operations and budgeting for a $4 billion publicly-traded REIT*

24

Process Overview

- The Board engaged in a **multi-year effort** to identify the best path for the Company
- There were two lengthy processes over two years, led by the Transaction Committee (along with Morgan Stanley), run between July 2019 and July 2021
- **A wide range of options were examined** – with a focus on addressing critical capital needs and positioning CSU for future growth and value creation
- Though a wide net for potential partners was cast (including potential strategic buyers for the whole company), ultimately the offer from Conversant Capital was the **only actionable proposal that emerged at the time**



2019
18
Parties Contacted
Concerning a private placement
0
Submitted Bids
2020
Operational improvement plan
2021
33
Parties Contacted
Concerning a transaction
3
Submitted Bids
2
Declined to continue
1
Offer from Conversant

25

2019 – A Private Placement Explored with No Success In July 2019, the Transaction Committee was formed and by November, Morgan Stanley was engaged to assist the Company in a potential private placement of its securities Morgan Stanley commenced outreach to 18 potential investors and engaged in exploratory discussions with such parties These contacts resulted in the Company entering into non-disclosure agreements with 12 potential investors Throughout the process, many of the potential investors cited concerns regarding the Company’s elevated leverage profile, significant lease obligations and uncertainties involved in the ongoing turnaround efforts Ultimately, none of the potential investors chose to submit a proposal for any transaction The private placement option proved to not be a viable path forward at that time 262019 – A Private Placement Explored with No Success In July 2019, the Transaction Committee was formed and by November, Morgan Stanley was engaged to assist the Company in a potential private placement of its securities Morgan Stanley commenced outreach to 18 potential investors and engaged in exploratory discussions with such parties These contacts resulted in the Company entering into non-disclosure agreements with 12 potential investors Throughout the process, many of the potential investors cited concerns regarding the Company’s elevated leverage profile, significant lease obligations and uncertainties involved in the ongoing turnaround efforts Ultimately, none of the potential investors chose to submit a proposal for any transaction The private placement option proved to not be a viable path forward at that time 26

February 2019 – Operational Improvement Plan Implemented to Improve Financial Positioning • As a result of the 2019 process, the Company determined it would immediately address certain of the concerns cited by potential investors while continuing to execute its strategic plan in order to position it more favorably for a potential capital raise in the future • Actions taken included: • Sold two assets - Towne Centre and Canton Regency (which was • Exited master lease agreements to strengthen the Company’s balance encumbered), resulting in approximately $13.3 million in net cash sheet and allow the Company to strategically invest in certain owned proceeds communities • Implemented a Reverse Stock Split • Entered into short term debt payment forbearance agreements with a certain of its lenders in early Spring 2020 and again in late Summer 2020 • Accepted funding from the CARES Act • Transferred the operations and ownership of 18 communities that were • Executed a one-year extension of the Company’s $40.5 million bridge either underperforming or were in underperforming loan pools to Fannie loan with BBVA Mae • In December 2020, the Board and its advisors met to discuss the benefits of exploring potential strategic alternatives and presented a potential timeline for the launch of a process The Board acted decisively to address the Company’s issues and increase the scope of available strategic options 27February 2019 – Operational Improvement Plan Implemented to Improve Financial Positioning • As a result of the 2019 process, the Company determined it would immediately address certain of the concerns cited by potential investors while continuing to execute its strategic plan in order to position it more favorably for a potential capital raise in the future • Actions taken included: • Sold two assets - Towne Centre and Canton Regency (which was • Exited master lease agreements to strengthen the Company’s balance encumbered), resulting in approximately $13.3 million in net cash sheet and allow the Company to strategically invest in certain owned proceeds communities • Implemented a Reverse Stock Split • Entered into short term debt payment forbearance agreements with a certain of its lenders in early Spring 2020 and again in late Summer 2020 • Accepted funding from the CARES Act • Transferred the operations and ownership of 18 communities that were • Executed a one-year extension of the Company’s $40.5 million bridge either underperforming or were in underperforming loan pools to Fannie loan with BBVA Mae • In December 2020, the Board and its advisors met to discuss the benefits of exploring potential strategic alternatives and presented a potential timeline for the launch of a process The Board acted decisively to address the Company’s issues and increase the scope of available strategic options 27

2021 – Strategic Transaction Process Revisited From January 2021 through July 2021, the Transaction Committee, along with Morgan Stanley, met 11 times to discuss the status of the process and review terms of potential transactions Beginning in January 2021, Morgan Stanley contacted 33 potential investors with respect to a potential transaction with the Company that could range from a private placement to an acquisition of the whole company Outreach targeted investors with experience and / or interest in the senior housing sector or structured transactions 21 financial buyers included private equity firms, alternative asset managers, private investment firms and family offices 12 strategic buyers included cross-section of public and private REITs and C-Corps 25 investors executed non-disclosure agreements and engaged in due diligence with respect to the Company, including participating in meetings with management 282021 – Strategic Transaction Process Revisited From January 2021 through July 2021, the Transaction Committee, along with Morgan Stanley, met 11 times to discuss the status of the process and review terms of potential transactions Beginning in January 2021, Morgan Stanley contacted 33 potential investors with respect to a potential transaction with the Company that could range from a private placement to an acquisition of the whole company Outreach targeted investors with experience and / or interest in the senior housing sector or structured transactions 21 financial buyers included private equity firms, alternative asset managers, private investment firms and family offices 12 strategic buyers included cross-section of public and private REITs and C-Corps 25 investors executed non-disclosure agreements and engaged in due diligence with respect to the Company, including participating in meetings with management 28

2021 – Strategic Transaction Process Revisited (cont’d) The Company did not grant exclusivity to any potential investor during process so as to preserve ability to speak with any and all bidders at any point. The process effectively continued until July 22, 2021, with the execution of a definitive agreement with Conversant Some of the reasons cited by other potential investors for not providing proposals or indications of interest included concerns around the value of the Company assets relative to its current indebtedness level, pricing power in the Company’s markets and asset quality On March 23, 2021, three potential investors submitted non-binding proposals for an investment in the Company, all of which included aggregate investments that ranged from $100 million to $150 million In June, two bidders elected not to continue in the process after conducting additional due diligence Following discussions, and a determination by the Board that no other actionable proposals were available, the Company moved forward with the Conversant Transactions 292021 – Strategic Transaction Process Revisited (cont’d) The Company did not grant exclusivity to any potential investor during process so as to preserve ability to speak with any and all bidders at any point. The process effectively continued until July 22, 2021, with the execution of a definitive agreement with Conversant Some of the reasons cited by other potential investors for not providing proposals or indications of interest included concerns around the value of the Company assets relative to its current indebtedness level, pricing power in the Company’s markets and asset quality On March 23, 2021, three potential investors submitted non-binding proposals for an investment in the Company, all of which included aggregate investments that ranged from $100 million to $150 million In June, two bidders elected not to continue in the process after conducting additional due diligence Following discussions, and a determination by the Board that no other actionable proposals were available, the Company moved forward with the Conversant Transactions 29

Financing Alternatives Process Has Allowed the Board to Consider All Paths Forward The Company has exhaustively pursued refinancing alternatives for the near-term debt maturities through a robust and extensive process which remains ongoing • Engaged Greystone Real Estate Finance, a top-ranked national lender, in April 2021 to run marketing process involving outreach to 89 potential lenders including banks, debt funds, and other alternative lenders • 38 lenders have executed NDAs and performed extensive diligence to-date, including on the assets, markets and cash flows Status Count % Total • 41 lenders have passed on the opportunity thus far, citing concerns Reviewing 23 26% around the Company’s “going concern” risk and aversion to senior Potential Alt. 7 8% housing sector at this stage of cycle NDA Signed - - • NO actionable terms yet received NDA Review 6 7% NDA Emailed 12 13% • NO appetite amongst lenders to execute refinancing on any terms in the Dead / Pass 41 46% absence of a capital infusion Total 89 100% • BBVA loan extension was ONLY made possible due to the Transactions announcement and promise of new capital it brought 30

This is the Best Go Forward Option After discussions with its advisors, the Board determined none of the alternatives were viable at this time due to: Near term insolvency risk and the inability to invest in the business if the status quo was maintained Constrained ability to make investments in the business and accelerate growth and recovery with a less than $100 million capital raise and challenges due to the Company’s small equity market capitalization and the limited liquidity of its Common Stock No potential buyer emerging for a sale of the Company and the limitations that the Company’s leverage placed on a sale transaction The reality is simple: voting down the Amended Transactions will put the future of the Company in jeopardy because there is no other fully committed proposal 31This is the Best Go Forward Option After discussions with its advisors, the Board determined none of the alternatives were viable at this time due to: Near term insolvency risk and the inability to invest in the business if the status quo was maintained Constrained ability to make investments in the business and accelerate growth and recovery with a less than $100 million capital raise and challenges due to the Company’s small equity market capitalization and the limited liquidity of its Common Stock No potential buyer emerging for a sale of the Company and the limitations that the Company’s leverage placed on a sale transaction The reality is simple: voting down the Amended Transactions will put the future of the Company in jeopardy because there is no other fully committed proposal 31

Shareholder Engagement Throughout the Process • The Board spoke with significant shareholders throughout the strategic review process after the Transactions were announced and during the development of the Amended Transactions Silk Partners • The Company and Conversant engaged constructively with two of CSU’s largest shareholders, Arbiter and Silk Partners, to improve the terms of the Transactions for all shareholders • Arbiter, along with Conversant, will backstop the rights offering through the purchase of additional shares of common stock (if the rights offering is not fully subscribed) • Arbiter and Silk Partners have agreed to participate in the rights offering, which, together with the backstop, guarantees that the Company raises the full amount of proceeds • Ortelius was offered the ability to participate in the Amended Transactions and signed an NDA, but chose not to engage in discussions Silk Partners, Arbiter and Kim Lody have agreed to vote in favor of the Amended Transactions, representing ownership of approximately 32% of the Company’s outstanding shares 32Shareholder Engagement Throughout the Process • The Board spoke with significant shareholders throughout the strategic review process after the Transactions were announced and during the development of the Amended Transactions Silk Partners • The Company and Conversant engaged constructively with two of CSU’s largest shareholders, Arbiter and Silk Partners, to improve the terms of the Transactions for all shareholders • Arbiter, along with Conversant, will backstop the rights offering through the purchase of additional shares of common stock (if the rights offering is not fully subscribed) • Arbiter and Silk Partners have agreed to participate in the rights offering, which, together with the backstop, guarantees that the Company raises the full amount of proceeds • Ortelius was offered the ability to participate in the Amended Transactions and signed an NDA, but chose not to engage in discussions Silk Partners, Arbiter and Kim Lody have agreed to vote in favor of the Amended Transactions, representing ownership of approximately 32% of the Company’s outstanding shares 32

Ortelius’ Campaign 33Ortelius’ Campaign 33

Ortelius’ campaign ignores the reality of the Company’s financial position, the sound process that was conducted and the benefits of the deal with Conversant 34Ortelius’ campaign ignores the reality of the Company’s financial position, the sound process that was conducted and the benefits of the deal with Conversant 34

Ortelius Has Not Made a Real Offer

- Ortelius has not articulated any actionable terms or evidence of their ability to provide the necessary capital
  - Nowhere in Ortelius' press releases or 40-page presentation does Ortelius provide additional details on its "offer"
  - CSU cannot rely on the promise of financing alternatives that Ortelius "believes" exists
- Ortelius' approach and everything they have provided around alternative financing terms has been PR focused, conditional, and general

PR-focused

(via media leak)

REUTERS®

Activist Ortelius pitches alternative financing for Capital Senior Living - sources

NEW YORK, Sept 13 (Reuters) - Activist investor Ortelius Advisors, one of the largest owners of Capital Senior Living Corp (CSU.N), is offering to provide a near-term cash infusion as an alternative to the company's proposed fund-raising plans, which Ortelius says would harm shareholders. (1)

Conditional

"Ortelius is prepared to participate as a backstop and subscribe well beyond its pro rata stockholdings in a new equity rights offering, ***provided that*** *the offering is decoupled from the Proposed Transactions.* (2)*"*

General

*"**Ortelius believes** that there are more affordable and equitable financing options that would better serve the interests of the Company and its stockholders.* (2)*"*

Ortelius' level of commitment is vague and unclear from these statements and lack of constructive engagement

(1) https://www.reuters.com/lifestyle/wealth/activist-ortelius-pitches-alternative-financing-capital-senior-living-sources-2021-09-13/ . Emphasis Added.
(2) https://www.businesswire.com/news/home/20210913005436/en/%C2%A0Ortelius-Sends-Letter-to-Fellow-Stockholders-Regarding-Alternatives-to-Capital-Senior-Living%E2%80%99s-Proposed-Transactions-with-Conversant-Capital. Emphasis Added.

35

CSU Tried Repeatedly to Engage with Ortelius Prior to and Leading Up to the Amended Transaction • The CSU Board and management have engaged with Ortelius in good faith • Over the past several months, CSU held numerous calls with Peter DeSorcy, managing member, CIO and co- founder of Ortelius – many of which were proactively initiated by CSU – to discuss general Company performance, potential refinancing options for the Company’s debt and then ultimately the Conversant Transactions • On September 25, CSU’s counsel reached out to Ortelius and on September 26 the Company entered into a non- disclosure agreement (five days before the Amended Transactions were announced) • Conversant/CSU shared in advance the terms of the Amended Transactions for Ortelius’ input and potential participation • Unfortunately, Ortelius chose not to engage and simply decided to ignore multiple subsequent attempts at discussions Ortelius has shown no desire to work constructively and has repeatedly defaulted to public ad hominem attacks against CSU and its directors as opposed to real engagement 36

Contact Information Your vote at the upcoming Special Meeting is critical to the future success of Capital Senior Living and to protecting your investment. Vote FOR the Amended Transactions on the WHITE proxy card today. 37Contact Information Your vote at the upcoming Special Meeting is critical to the future success of Capital Senior Living and to protecting your investment. Vote FOR the Amended Transactions on the WHITE proxy card today. 37

Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements The forward-looking statements in presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of other owners; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (“NOI”), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses, net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important point of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 38Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements The forward-looking statements in presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of other owners; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (“NOI”), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses, net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important point of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 38

Important Information No Offer or Solicitation /Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The amended rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering filed with the SEC on September 10, 2021 and amended on October 4, 2021. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, as amended, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. Copies of the prospectus supplement, as amended, may be obtained at the website maintained by the SEC at www.sec.gov. In connection with the proposed transaction, the Company filed a proxy statement with the SEC on August 31, 2021, as amended on October 4, 2021. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement is being delivered to stockholders of the Company. This communication is not a substitute for the proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, AS AMENDED, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents containing important information about the Company and the proposed transaction through the website maintained by the SEC at www.sec.gov. Participants in the Solicitation The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials relating to the proposed transaction filed with the SEC. 39Important Information No Offer or Solicitation /Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The amended rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering filed with the SEC on September 10, 2021 and amended on October 4, 2021. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, as amended, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. Copies of the prospectus supplement, as amended, may be obtained at the website maintained by the SEC at www.sec.gov. In connection with the proposed transaction, the Company filed a proxy statement with the SEC on August 31, 2021, as amended on October 4, 2021. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement is being delivered to stockholders of the Company. This communication is not a substitute for the proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, AS AMENDED, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents containing important information about the Company and the proposed transaction through the website maintained by the SEC at www.sec.gov. Participants in the Solicitation The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials relating to the proposed transaction filed with the SEC. 39